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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                          FORM 8-K/A (Amendment No. 2)

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  March 26, 2002
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                              CROWN NORTHCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                       0-22936                  22-3172740
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)



             1251 Dublin Road, Columbus, Ohio                       43215
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         (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code      (614) 488-1169
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

The firm of Deloitte & Touche LLP formerly served as the registrant's independent accountant. The firm was dismissed, effective March 26, 2002. That firm's reports on the registrant's financial statements for the past two years contained no adverse opinions or disclaimers of opinion; these reports were not modified as to uncertainty, audit scope or accounting principles. The registrant had no resolved or unresolved disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure. The Audit Committee of the Board of Directors of the registrant approved the decision to no longer retain the Deloitte firm but rather to engage the smaller Schoonover firm as part of an overall effort to reduce the company's operating costs.

Attached hereto as Exhibit 1 is a letter from Deloitte & Touche to the Securities and Exchange Commission on this matter.

Effective March 26, 2002, Crown NorthCorp, Inc. has engaged the firm of Schoonover Boyer + Associates to serve as the registrant's new independent accountant for the purpose of auditing the registrant's financial statements. As noted above, the Audit Committee of the registrant chose to change independent auditors for reasons of cost and not because of any disagreements with the Deloitte firm or because of issues related to the accounting treatment for transactions or the types of audit opinions that might be rendered.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

         1.       Letter from Deloitte & Touche LLP



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CROWN NORTHCORP, INC.

April 25, 2002
                                            By:      /s/Stephen W. Brown
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                                                     Stephen W. Brown
                                                     Secretary